Exhibit 10.1

EXECUTION VERSION

LIMITED GUARANTY AND CONTRIBUTION AGREEMENT

This LIMITED GUARANTY AND CONTRIBUTION AGREEMENT (this “Agreement”) dated as of May 15, 2017, is entered into by and between (a) FIFTH STREET HOLDINGS L.P., a Delaware limited partnership (the “Partnership”) and (b) LEONARD M. TANNENBAUM, a limited partner of the Partnership (“Limited Guarantor”). The parties agree as follows:

1  RECITALS

1.1  Credit Agreement. The Partnership, as borrower, certain Subsidiaries of the Partnership that are Guarantors or become Guarantors thereunder (such Persons, together with Borrower, collectively, the “Loan Parties” and each a “Loan Party”), certain lenders (the “Lenders”) and Sumitomo Mitsui Banking Corporation, as administrative agent for the Lenders (the “Agent”), are party to that certain Credit Agreement, dated as of November 4, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to make Advances to the Partnership up to the Maximum Revolver Amount from time to time. Limited Guarantor, as the majority limited partner of the Partnership, has and shall receive direct or indirect benefits from the Advances made under the Credit Agreement.

1.2  Capitalized Terms. Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement.

2  required investment.

2.1  From and after the date hereof until the Termination Date (as defined below), if there shall occur an Event of Default under the Credit Agreement and the Agent and/or the Lenders thereunder shall accelerate the Obligations in accordance with the terms thereof (a “Credit Facility Acceleration”), Limited Guarantor hereby covenants and agrees that he shall, make a cash contribution to, purchase common equity of, or issue subordinated indebtedness to, the Partnership in an amount equal to the amount necessary to fulfill any shortfall in the funds and/or assets available to the Partnership and the Guarantors to repay the outstanding Obligations under the Credit Agreement (each such investment, a “Required Investment”). The Partnership agrees to immediately, upon receipt thereof, utilize the full amount of such Required Investment to repay the remaining Obligations under the Credit Agreement. This is an unsecured limited guaranty of collection and Limited Guarantor shall not be deemed a Loan Party or primary obligor under the Credit Agreement for any purposes. Limited Guarantor shall only be obligated to contribute or loan to the Partnership the amount equal to the Required Investment after the acceleration of the Obligations and after the Partnership and the Guarantors under the Credit Agreement have exhausted all funds and other property available to them to satisfy the Obligations, and Limited Guarantor shall not otherwise be obligated to any other Person in any other manner with respect to the payment, repayment or prepayment of any of the Obligations under any other circumstances.

2.2  In exchange for Limited Guarantor’s obligations hereunder, the Partnership agrees to pay Limited Guarantor a reasonable consideration in an amount to be determined by the audit committee of the board of directors of Holdings. In addition, if any Required Investment is made by Limited Guarantor pursuant to this Agreement, the Partnership agrees to pay Limited Guarantor an additional reasonable consideration in an amount to be determined by the audit committee of the board of directors of Holdings.

3  REPRESENTATIONS AND WARRANTIES

Limited Guarantor represents and warrants as follows:

3.1  Residency; Legal Name, Power and Authority.

As of the date of this Agreement, Limited Guarantor is a citizen and domiciliary of the United States of America, and the passport number and address of Limited Guarantor as previously disclosed to the Partnership is true, correct and accurate. Limited Guarantor has not, in the last five (5) years, been known by any legal name different from the one set forth on the signature page hereto. As of the date this Agreement, the name set forth on the signature page is the true and correct name of Limited Guarantor.

The execution, delivery and performance by Limited Guarantor of this Agreement do not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of any applicable laws or (ii)  any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon Limited Guarantor or any of his properties or (c) require, or result in, the creation or imposition of any Lien on any asset of Limited Guarantor. Limited Guarantor is not in default under any agreement to which he is a party or by which he may be bound in which the default could reasonably be expected to have a material adverse effect on Limited Guarantor.

3.2  Enforceability. This Agreement constitutes, in all material respects, the legal, valid and binding obligation of Limited Guarantor, enforceable in accordance with its terms, except as the enforceability hereof may be affected by: (a) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and (b) equitable principles of general applicability.

3.3  Available Funds. Limited Guarantor has provided the following documentation to the Partnership, which are true and correct in all material respects:

3.3.1  Balance sheet of Limited Guarantor as of March 31, 2017;

3.3.2  Copies of brokerage statements of Limited Guarantor dated March 31, 2017 and April 30, 2017; and

3.3.3  Signed representation from Limited Guarantor attesting to the Liens, if any, with respect to the assets in such brokerage account and copies of the agreements under which such Liens were granted or created, if any.

4  AFFIRMATIVE COVENANTS

Limited Guarantor shall do all of the following:

4.1  Change of Name, Citizenship or Residency; Government Compliance. Promptly notify the Partnership of any change in his name (or adoption any other form of name), citizenship or domicile. Limited Guarantor shall comply with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Limited Guarantor.

4.2  Further Assurances. Execute any further instruments and take further action as the Partnership reasonably requests to effect the purposes of this Agreement.

4.3  Available Funds; Financial Statements. Limited Guarantor shall at all times reserve or otherwise have sufficient cash, Cash Equivalents and/or liquid assets to enable Limited Guarantor to perform his payment obligations under this Agreement and any other guaranties, investment agreements, contribution agreements and other documents or instruments evidencing credit support obligations to which he is a party. Upon the written request of the Partnership, Limited Guarantor shall deliver to the Partnership a certificate certifying that as of the end of the then most recently ended fiscal quarter that Limited Guarantor has access to sufficient cash, Cash Equivalents and liquid assets to perform his payment obligations under this Agreement and any other guaranties, investment agreements, contribution agreements and other documents or instruments evidencing credit support obligations to which he is a party.

4.4  Financial Statements. Within thirty (30) days after the end of each of June, September, December and March, for so long as this Agreement is in effect, Limited Guarantor shall provide a balance sheet and copies of brokerage statements, together with an update, if any, regarding any Liens incurred with respect to such assets in the brokerage account, in each case, in form and substance reasonably satisfactory to the Partnership.

5  EVENTS OF DEFAULT

If Limited Guarantor makes any representation or warranty that fails to be true, correct and complete in any material respect, or breaches or violates any covenant or other agreement contained herein, it shall constitute an event of default (“Limited Guaranty Default”) hereunder.

6  RIGHTS AND REMEDIES

6.1  Rights and Remedies. After the occurrence and during the continuation of a Limited Guaranty Event of Default, the Partnership may, without notice or demand, do any or all of the following:

(a)  exercise all rights and remedies with respect to Limited Guarantor that are available to the Partnership under this Agreement or at law or equity; and

(b)  in the event that Limited Guarantor violates any agreement contained in Section 2.1 hereof, seek injunctive relief in a court of competent jurisdiction as set forth in Section 8 to compel Limited Guarantor to take any such action. Limited Guarantor hereby waives his right to oppose the Partnership’s request for such injunctive relief.

6.2  No Waiver; Remedies Cumulative. The Partnership’s failure, at any time or times, to require strict performance by Limited Guarantor of any provision of this Agreement shall not waive, affect, or diminish any right of the Partnership thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. The Partnership’s rights and remedies under this Agreement are cumulative. The Partnership has all rights and remedies provided under the UCC, by law, or in equity. The Partnership’s exercise of one right or remedy is not an election and shall not preclude the Partnership from exercising any other remedy under this Agreement or other remedy available at law or in equity, and the Partnership’s waiver of any Limited Guaranty Event of Default is not a continuing waiver. The Partnership’s delay in exercising any remedy is not a waiver, election, or acquiescence.

6.3  Demand Waiver. Limited Guarantor waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by the Partnership on which Limited Guarantor is liable.

6.4  Obligations Absolute. Subject to Section 9.10, the obligations of Limited Guarantor hereunder are absolute and unconditional and irrespective of any substitution, release, impairment or exchange of any guarantee of or security for any of the Obligations, or any immaterial modification, supplementation or amendment of the Credit Agreement or any other Loan Document, or any other circumstance whatsoever that otherwise constitutes a legal or equitable discharge or defense of a surety or guarantor (other than satisfaction in full of all Obligations (other than contingent indemnification Obligations)). Limited Guarantor hereby waives to the fullest extent permitted by applicable law, (i) diligence, presentment, demand of payment and protest, (ii) any request that the Partnership be diligent or prompt in making demands hereunder and (iii) all other defenses in law or equity (other than the defense that all Obligations (other than contingent indemnification Obligations) have been satisfied).

6.5  Subrogation. Limited Guarantor shall retain and may exercise all rights of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments he makes under this Agreement against the Partnership, the other Loan Parties or any other Person.

7  NOTICES

All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address on file for such party or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent (if sent during customary business hours on a Business Day and, otherwise, at opening of business on the immediately succeeding Business Day); notices sent by mail shall be deemed to have been given three (3) Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

8  CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COUNTY OF NEW YORK OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF NEW YORK COUNTY OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

This Section 8 shall survive the termination of this Agreement.

9  GENERAL PROVISIONS

9.1  Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Neither party hereto may assign this Agreement or any rights or obligations under it without the prior written consent of the other party.

9.2  Time of Essence. Time is of the essence for the performance of all obligations in this Agreement.

9.3  Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

9.4  Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

9.5  Survival. All covenants, representations and warranties made in this Agreement continue in full force until the Termination Date.

9.6  Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

9.7  Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

9.8  Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

9.9  Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons (including any member of the Lender Group or any Lender Related Person) other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

9.10 Termination. This Agreement, and all obligations hereunder, shall terminate upon the earliest to occur of (i) August 15, 2018, (ii) the mutual agreement of the parties hereto (in the case of the Partnership, with the approval of the majority of the independent directors of Holdings), (iii) payment in full of all Obligations (other than contingent indemnification Obligations), (iv) any change of control of the Partnership or Holdings, including, without limitation, the acquisition of a majority of the equity interests of the Partnership or Holdings by an unaffiliated third party and (v) any material amendment, waiver or other modification to the Revolving Credit Facility (such date, the “Termination Date”).

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

LIMITED GUARANTOR

/s/ Leonard M. Tannenbaum

LEONARD M. TANNENBAUM

[Signature Page to Limited Guaranty and Contribution Agreement]

PARTNERSHIP

FIFTH STREET HOLDINGS L.P.

By: /s/ Bernard Berman

Name:  Bernard Berman

Title:    President of General Partner

[Signature Page to Limited Guaranty and Contribution Agreement]